Exhibit 10.20

AMENDMENT NO. 8 TO MASTER AGREEMENT TO LEASE

This Amendment No. 8 (hereinafter "Amendment No. 8" or “8th Amendment”) is made to that certain Master Agreement to Lease between National Health Investors, Inc. ("Landlord" or “NHI”) and National HealthCare Corporation (f/k/a National HealthCare L.P.) ("Tenant" or “NHC”) dated October 17, 1991, as amended, ("Master Lease"), and is entered into the 30th day of October, 2020.

Background

Pursuant to the terms of the Master Lease, NHC has leased certain licensed nursing centers, assisted living or retirement facilities (hereinafter “Leased Properties” or “Leased Property”) as identified on Exhibit “A” to said Master Lease; and

WHEREAS, Exhibit “A” to the Master Lease included property identified as NHC of Maryland Heights, P.O. Box 2244, 2900 Fee Fee Rd., Maryland Heights, MO 63043 (the “Maryland Heights Property”); and

WHEREAS, NHC, by and through its affiliate, Maryland Heights Properties, LLC, has purchased or will purchase 2.47 acres of the Maryland Heights Property, the same being described on Exhibit “A” attached hereto and in Plat Book 368, page 441, in the Office of the Recorder of Deeds for St. Louis County, MO (the “Purchased Property”); and

WHEREAS, Landlord and Tenant wish to amend the Master Lease for the sole purpose of excluding the Purchased Property from the Master Lease.

Amendments

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, the Parties do hereby amend the Master Lease as follows:

1.             Modification of “Leased Property”.      As of the date the sale of the Purchased Property closes, the phrase “Leased Property,” as found and used in the Master Lease, shall no longer include the Purchased Property.

2.             Partial Release of Right of First Refusal and Option to Purchase.   Any right of first refusal and/or option to purchase in the Master Lease shall be and hereby is deleted solely as to the Purchased Property. Any right of first refusal and/or option to purchase as to any of the remaining Leased Properties, or portions thereof, or any other property leased by Tenant from Landlord shall remain in full force and effect and unchanged.

3.             Release of Non-Compete.   Any non-compete covenant in the Master Lease shall be and hereby is void as to is application to the Purchased Property, the Maryland Heights Property and any improvements existing or to be made thereon.

4.             Remainder of Master Lease Unchanged.   Any provision(s) of the Master Lease not modified or amended by this Amendment No. 8 shall remain in full force and effect.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGE FOLLOWS.

SIGNATURE PAGE TO AMENDMENT NO. 8 TO

MASTER AGREEMENT TO LEASE

TENANT:

NATIONAL HEALTHCARE CORPORATION, a Delaware corporation

By:	/s/ Stephen F. Flatt
Title:	Stephen F. Flatt, Chief Executive Officer
Date:	10/29/2020

LANDLORD:

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation

By:	/s/ Kristi Gaines
Title:	Kristi Gaines, Chief Credit Officer
Date:	10/30/2020

Exhibit A to 8th Amendment to Master Lease

LEGAL DESCRIPTION

LOT 2 OF “NHI/NHC MARYLAND HEIGHTS 2 LOT SUBDIVISION” ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 368, PAGE 441 OF THE ST. LOUIS COUNTY, MISSOURI, RECORDS.

ALSO BEING DESCRIBED AS:

A TRACT OF LAND BEING PART OF LOT 2 OF THE PARTITION OF BENJAMIN W. HAWKINS ESTATE, IN SECTION 14, TOWNSHIP 46 NORTH, RANGE 5 EAST OF THE 5TH P.M., ST. LOUIS COUNTY, MISSOURI, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS;

COMMENCING AT THE N.W. CORNER OF LOT 7 OF AYRSHIRE SUBDIVISION, AS RECORDED IN PLAT BOOK 13, PAGE 31 OF THE ST. LOUIS COUNTY RECORDS, THENCE NORTH 59 DEGREES 19 MINUTES 22 SECONDS WEST ALONG THE SOUTH RIGHT OF WAY LINE OF AYRSHIRE AVENUE (50 FEET WIDE), A DISTANCE OF 69.55 FEET TO THE POINT OF BEGINNING OF THE TRACT OF LAND HEREIN DESCRIBED; THENCE LEAVING SAID SOUTH RIGHT OF WAY LINE, SOUTH 02 DEGREES 50 MINUTES 28 SECONDS EAST, 27.62 FEET TO A POINT; THENCE SOUTH 20 DEGREES 04 MINUTES 06 SECONDS WEST, 68.36 FEET TO A POINT; THENCE SOUTH 37 DEGREES 00 MINUTES 22 SECONDS WEST, 199.65 FEET TO A POINT; THENCE NORTH 55 DEGREES 04 MINUTES 19 SECONDS WEST, 119.96 FEET TO A POINT; THENCE NORTH 61 DEGREES 29 MINUTES 14 SECONDS WEST, 75.09 FEET TO A POINT; THENCE NORTH 55 DEGREES 42 MINUTES 37 SECONDS WEST, 41.57 FEET TO A POINT; THENCE NORTH 77 DEGREES 36 MINUTES 49 SECONDS WEST, 87.16 FEET TO A POINT; THENCE NORTH 53 DEGREES 43 MINUTES 10 SECONDS WEST, 57.85 FEET TO A POINT; THENCE NORTH 36 DEGREES 16 MINUTES 50 SECONDS EAST, 303.13 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF AYRSHIRE AVENUE (50 FEET WIDE); THENCE ALONG SAID SOUTH RIGHT OF WAY LINE, SOUTH 59 DEGREES 19 MINUTES 22 SECONDS EAST, 341.06 FEET TO THE POINT OF BEGINNING.

THE ABOVE DESCRIBED TRACT OF LAND CONTAINS 107,417 SQUARE FEET OR 2.47 ACRES MORE OR LESS.

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